                                PORTFOLIO PLUS

                     ML LIFE INSURANCE COMPANY OF NEW YORK
               ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT

    SUPPLEMENT DATED DECEMBER 9, 1996 TO THE PROSPECTUS DATED MAY 1, 1993.

          This supplement describes certain changes to the subaccounts available for the allocation of premiums or contract value under Portfolio Plus flexible premium deferred variable annuity contracts (the "Contracts"), effective after the close of business on December 6, 1996. Please retain this supplement with your Contract prospectus for your reference.

          CERTAIN CHANGES AFFECTING THE MERRILL LYNCH VARIABLE SERIES FUNDS, INC. After the close of business on December 6, 1996, (i) the Flexible Strategy Focus Fund of the Merrill Lynch Variable Series Funds, Inc. (the "Variable Series Funds") was merged with and into the Global Strategy Focus Fund of the Variable Series Funds; (ii) an Index 500 Fund was added to the Variable Series Funds; and (iii) the Index 500 Fund and two additional funds of the Variable Series Funds -- the International Equity Focus Fund and the Basic Value Focus Fund -- became available to subaccounts relating to the Contracts.

          The following describes the investment objective and advisory fee structure of each of these Funds:

     - The Global Strategy Focus Fund seeks high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of United States and foreign issuers. The Fund seeks to achieve its objective by investing primarily in securities of issuers located in the United States, Canada, Western Europe, and the Far East. Merrill Lynch Asset Management, L.P. ("MLAM"), the adviser to the Variable Series Funds, receives an advisory fee from the Global Strategy Focus Fund of 0.65% of the average daily net assets of the Fund.

     - The Index 500 Fund seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index. MLAM receives from the Fund an advisory fee at an annual rate of 0.30% of the Fund's average daily net assets.

     - The International Equity Focus Fund seeks to obtain capital appreciation and, secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Under normal conditions, at least 65% of the Fund's net assets will be invested in such equity securities. MLAM receives an advisory fee from the International Equity Focus Fund of 0.75% of the average daily net assets of the Fund.

     - The Basic Value Focus Fund seeks to attain capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. Particular emphasis is placed on securities which provide an above-average dividend return and sell at a below-average price/earnings ratio. MLAM receives an advisory fee from the Basic Value Focus Fund of 0.60% of the average daily net assets of the Fund.

          CHANGES IN THE SUBACCOUNTS AVAILABLE UNDER THE CONTRACTS. After December 6, 1996, (i) premiums and contract value may be allocated to new subaccounts investing in the Global Strategy Focus Fund, Index 500 Fund, International Equity Focus Fund, and Basic Value Focus Fund, respectively; and
(ii) premiums and contract value may no longer be allocated to the subaccount investing in the Flexible Strategy Focus Fund. After the close of business on December 6, 1996, contract value then allocated to the subaccount investing in the Flexible Strategy Focus Fund will be allocated to the subaccount investing in the Global Strategy Focus Fund. Thereafter, contract value may be reallocated in accordance with the terms of your Contract.

          As a result of the changes described above, the following subaccounts are available under the Contracts for the allocation of premiums or contract value after December 6, 1996:

          Reserve Assets Subaccount
          Prime Bond Subaccount
          High Current Income Subaccount
          Quality Equity Subaccount
          Equity Growth Subaccount
          Global Strategy Focus Subaccount
          Natural Resources Focus Subaccount
          American Balanced Subaccount
          Index 500 Subaccount
          International Equity Focus Subaccount
          Basic Value Focus Subaccount

          If you have any questions about these changes, please contact your Financial Consultant or call the Annuity Service Center at (800) 333-6524. For your reference, a copy of the current prospectus for the Variable Series Funds, including the Global Strategy Focus Fund, Index 500 Fund, International Equity Focus Fund, and Basic Value Focus Fund, is enclosed.